Exhibit 99.2

Interim

Statement

Balance Sheet
Panoptes Pharma Ges.m.b.H.

Assets	30.09.2020	31.12.2019
	EUR	TEUR
A. Fixed Assets
I. Intangible assets
1. Software	0,00	0

II. Property, plants and equipment
1. Office furniture and equipment	1.673,64	0
	1.673,64	0
B. Current Assets
I. Accounts receivable and other assets

1. Accounts receivable trade	396,03	4
of which with a residual term of more than one year	0,00	0
2. Other receivables and assets	58.440,13	157
of which with a residual term of more than one year	5.400,00	0
	58.836,16	162

II. Cash at banks	642.620,36	571
	701.456,52	732

C. Deferred items	1.548,12	0

Total assets	704.678,28	733

Liabilities	30.09.2020	31.12.2019
	EUR	TEUR
A. Negative Equity
I. Called-up nominal capital	52.186,07	52
subscribed share capital	52.186,07	52
nominal capital paid up	52.186,07	52
II. Net loss	-3.793.557,72	-3.256
Of which loss carried forward	-3.255.628,38	-4.912
	-3.741.371,65	-3.203
B. Reserves
1. Other reserves	1.925.698,03	1.543
C. Contributions from silent partners	1.190.000,00	1.190

D. Liabilities

1. Trade accounts payabale	219.436,01	92
of which with a residual term of up to one year	219.436,01	92
of which with a residual term of more than one year	0,00	0

2. other liabilities	1.110.915,89	1.111
of which from taxes	8.091,25	3
of which from social security	7.205,98	7
of which with a residual term of up to one year	1.110.915,89	1.111

	1.330.351,90	1.203
of which with a residual term of up to one year	1.330.351,90	1.203
of which with a residual term of more than one year	0,00	0
Total liabilities	704.678,28	733

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	Seite 2

Income Statement
Panoptes Pharma Ges.m.b.H.	vom 1. January 2020 to 30. Sept. 2020

		2020	2019
		EUR	TEUR
1.	Other operating income	738.224,19	323
2.	Costs of materials and other purchased services
	a) Costs of materials	5.117,00	5
	b) Costs of purchased services	355.840,79	285
		360.957,79	290
3.	Personnel expenses
	a) Wages and salaries	276.135,89	467
	of which salaries of management	183.130,22	339
	b) Social security expenses	59.604,79	83
		335.740,68	550
4.	Depreciation and amortization
	a) on intangible and tangible fixed assets
		1.263,64	1
5.	other operating expenses	508.311,16	404
6.	Subtotal of items 1 through 5 (operating result)	-468.049,08	-921
7.	other interest and similar income	34,31	24
8.	interest and similar expenses	68.914,57	8
9.	Subtotal of items 7 through 8 (financial result)	-68.880,26	16
10.	Earnings before taxes (sum of items 6 and 9)	-536.929,34	-905
11.	Taxes on income	1.000,00	1
12.	Profit after tax	-537.929,34	-906
13.	Net loss for the year	-537.929,34	-906
14.	Release of capital reserves	0,00	2.562
15.	Loss carried forward from the previous year	-3.255.628,38	-4.912
16.	Accumulated loss	-3.793.557,72	-3.256

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	Page 3

Panoptes Pharma Ges.m.b.H.	List of fAssets

		Acquisition/production costs					Accumulated depreciation				Book values
	Status	Additions	Disposals	Reclassifications	Status	Status	Depreciation	Allocations	Disposals	Status	Status	Stand
	01.01.2020				30.09.2020	01.01.2020				30.09.2020	01.01.2020	30.09.2020
	EUR	EUR	EUR	EUR	EUR	EUR	EUR	EUR	EUR	EUR	EUR	EUR
A. Fixed assets
I. Intangible assets
1. Software	8.652,00	0,00	0,00	0,00	8.652,00	8.652,00	0,00	0,00	0,00	8.652,00	0,00	0,00
II. Property, plant and equipment
1. Office furniture and equipment	7.272,41	2.284,15	0,00	0,00	9.556,56	6.820,62	1.062,30	0,00	0,00	7.882,92	451,79	1.673,64
	15.924,41	2.284,15	0,00	0,00	18.208,56	15.472,62	1.062,30	0,00	0,00	16.534,92	451,79	1.673,64

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	Page 4

Notes on the Balance
Sheet and Income
Statement

Notes on the balance sheet and income
Panoptes Pharma Ges.m.b.H.	statement

1 Notes on the balance sheet and income statement

Assets

A. Fixed Assets

I. Intangible Assets

Changes in book value:
EUR
Status 01.01.2020	0,00
Status 30.09.2020	0,00

Composition:
	30.09.2020	31.12.2019
	EUR	EUR
Website	0,00	0,00

II. Property, Plant and Equipment

Changes in book value:
EUR
Status 01.01.2020	451,79
Addition	2 284,15
Depreciation and amortization	-1 062,30
Status 30.09.2020	1 673,64

Composition:
	30.09.2020	31.12.2019
	EUR	EUR
Office equipment, computer systems	1 673,64	451,79

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	5

Notes on the balance sheet and income
Panoptes Pharma Ges.m.b.H.	statement

B. Current assets

1. Accounts receivable trade

Composition:
	30.09.2020	31.12.2019
	EUR	EUR
Creditors with debit accounts	396,03	4 300,00

I. Receivables and other assets

2. Other receivables and assets

Composition:
	30.09.2020	31.12.2019
	EUR	EUR
Receivable research premium	51 230,06	146 003,91
Deposits	5 400,00	5 400,00
Settlement VAT	1 810,07	3 813,43
Input tax Germany	0,00	1 117,20
Settlement account Sperl	0,00	675,00
Other receivables	0,00	146,25
Settlement account Obermayr	0,00	58,75
	58 440,13	157 214,54

II. Cash at banks

Composition:
	30.09.2020	31.12.2019
	EUR	EUR
Erste Bank 823-175-016	542 319,96	470 239,34
Deposit account Erste Bank	50 300,40	100 298,78
Deposit account Erste Bank 823-175-016/02	50 000,00	0,00
	642 620,36	570 538,12

C. Accruals and deferrals

Composition:
	30.09.2020	31.12.2019
	EUR	EUR
accrued income	1 548,12	318,32

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	6

Notes on the balance sheet and income
Panoptes Pharma Ges.m.b.H.	statement

Liabilities

A. Negative equity

Composition:
	30.09.2020	31.12.2019
	EUR	EUR
Called-up share capital	52 186,07	52 186,07
Subscribed share capital	52 186,07	52 186,07
Paid-in share capital	52 186,07	52 186,07
Net loss	-3 793 557,72	-3 255 628,38
Of which loss carried forward	-3 255 628,38	-4 911 609,00
	-3 741 371,65	-3 203 442,31

Development of net loss:
	30.09.2020	31.12.2019
	EUR	EUR
Profit/loss for the year	-537 929,34	1 655 980,62
Loss carried forward from previous years	-3 255 628,38	-4 911 609,00
	-3 793 557,72	-3 255 628,38

B. Reserves

Composition and development:
	Status				Status

	01.01.2020	Use	Release	Allocation	30.09.2020
	EUR	EUR	EUR	EUR	EUR
Other reserves	1 543 383,41	34 108,82	103,60	416 527,04	1 925 698,03

Composition and development of other reserves:
	30.09.2020	31.12.2019
	EUR	EUR
Reserves for repayment aws	1 000 000,00	956 317,00
Reserves for premiums	500 887,72	479 808,15
Reserves for repayment FFG	276 108,12	0,00
Reserves for third-party services	63 045,84	60 998,84
Vacation reserves	27 941,84	11 259,42
Other reserves	23 000,00	15 000,00
Reserves for advisory board fees	20 000,00	20 000,00
Reserves for special payments	14 714,51	0,00
	1 925 698,03	1 543 383,41

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	7

Notes on the balance sheet and income
Panoptes Pharma Ges.m.b.H.	statement

C. Capital contributions silent partners
Composition:
	30.09.2020	31.12.2019
	EUR	EUR
Capital contributions atypical silent partner ACP 2016	400 000,00	400 000,00
Capital contributions atypical silent partner ACP 2015	275 000,00	275 000,00
Capital contributions atypical silent partner ACP 2016.eins	265 000,00	265 000,00
Capital contributions atypical silent partner ACP 2017	250 000,00	250 000,00
	1 190 000,00	1 190 000,00

D. Liabilities

1. Accounts payable trade
Composition:
	30.09.2020	31.12.2019
	EUR	EUR
Deferral accounts payable trade	183 481,23	36 466,10
Trade payables EU	31 574,76	34 317,31
Trade payables third countries	2 472,74	0,00
Trade payables domestic	1 907,28	21 278,64
	219 436,01	92 062,05

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	8

Notes on the balance sheet and income
Panoptes Pharma Ges.m.b.H.	statement

2. Other liabilities
Composition:
	30.09.2020	31.12.2019
	EUR	EUR
Loan FFG	1 095 044,00	1 095 044,00
Balance payroll taxes	8 091,75	8 249,41
Social security providers	7 205,98	7 118,02
Balance credit card	324,66	5 854,40
Remaining other liabilities	250,00	0,00
Balance tax office	-0,50	-5 446,21
	1 110 915,89	1 110 819,62

of which from taxes	30.09.2020	31.12.2019
	EUR	EUR
Balance charges linked to salaries and wages	8 091,75	8 249,41
Balance tax offices	-0,50	-5 446,21
	8 091,25	2 803,20

Of which relating to social security	30.09.2020	31.12.2019
	EUR	EUR
Social security providers	7 205,98	7 118,02

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	9

Notes on the balance sheet and income
Panoptes Pharma Ges.m.b.H.	statement

Income Statement

1. Other operating income

Income from the release of reserves
Composition:
	2020	2019
	EUR	EUR
Release other reserves	103,60	77 003,23

Remaining
Composition:
	2020	2019
	EUR	EUR
Grant FFG - Covid 19	586 150,00	0,00
Grant Wirtschaftsagentur Research 18-21	100 000,00	100 000,00
Other operational income (non-taxable)	51 230,06	146 003,91
Exchange gains foreign currency transactions	712,96	0,00
Other operational income	27,57	83,52
	738 120,59	246 087,43

2. Costs of material and other purchased manufacturing services

a. Costs of material
Composition:
	2020	2019
	EUR	EUR
Laboratory chemicals	5 117,00	4 730,00

b. Costs of purchased services
Composition:
	2020	2019
	EUR	EUR
Third-party services from abroad, reverse charge	354 960,79	269 648,42
Third-party services	880,00	15 522,99
Exchange losses foreign currency transactions	0,00	18,26
Cash discounts 20% other services EU	0,00	-303,26
	355 840,79	284 886,41

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	10

Notes on the balance sheet and income
Panoptes Pharma Ges.m.b.H.	statement

3. Personnel costs

a. Wages and salaries
Composition:
	2020	2019
	EUR	EUR
Salaries (management)	155 571,39	198 000,00
Salaries	55 206,00	74 666,40
Special payments (management)	27 558,83	36 500,00
Change in vacation provision (white-collar employees)	16 682,42	4 599,42
Special payments (white-collar employees)	11 124,54	28 764,83
Bonuses and commission (white-collar employees)	6 300,90	8 401,20
Wages	3 150,00	3 420,00
Special payments (blue-collar workers)	541,81	570,00
Changes in reserves for bonuses and premiums (management)	0,00	104 960,24
Changes in reserves for bonuses and premiums	0,00	7 230,00
	276 135,89	467 112,09

Of which salaries of management

	2020	2019
	EUR	EUR
Salaries (management)	155 571,39	198 000,00
Special payments (management)	27 558,83	36 500,00
Changes in reserves for bonuses and premiums (management)	0,00	104 960,24
	183 130,22	339 460,24

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	11

Notes on the balance sheet and income
Panoptes Pharma Ges.m.b.H.	statement

b. Social expenses
Composition:

	2020	2019
	EUR	EUR
Statutory social expenses (white-collar employees)	38 411,66	52 099,46
Employer contribution (white-collar employees)	9 408,33	13 506,90
Municipal tax (white-collar employees)	7 237,14	10 389,95
Company pension fund (white-collar employees)	3 691,05	5 296,13
Vienna employer levy (subway, white-collar employees)	312,00	416,00
Voluntary social expenses	207,52	879,21
Employer contribution (blue-collar workers)	136,50	155,66
Municipal tax (blue-collar workers)	105,00	119,70
Company pension fund (blue-collar workers)	53,59	61,04
Statutory social expenses (blue-collar workers)	42,00	47,88
	59 604,79	82 971,93

4. Depreciation and amortization
Composition:

	2020	2019
	EUR	EUR
Depreciation of property, plant and equipment	1 062,30	368,62
low-value tangible fixed assets	201,34	145,00
Depreciation of intangible fixed assets	0,00	0,28
	1 263,64	513,90

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	12

Notes on the balance sheet and income
Panoptes Pharma Ges.m.b.H.	statement

5.	Other operational expenses
Composition:

	2020	2019
	EUR	EUR
Repayment FFG Grant	276 108,12	0,00
Legal, consulting and auditing fees	171 076,20	173 363,50
Expenses for rent, licenses and patents	26 676,48	55 755,67
Expenditure for insurance	8 886,71	4 895,77
Expenditure communication	6 901,96	10 964,26
Expenditure search for investors	6 794,69	87 457,25
Travel expenses	3 654,89	43 193,88
Expenditure for advertising, operational donations and presentation	2 377,53	8 363,28
Transportation expenses	1 632,54	6 862,47
Expenditure for maintenance, operating costs	1 544,04	3 233,25
IT Expenses	994,20	687,50
Charges on monetary transactions	971,70	1 289,64
Expenses for office supplies	420,60	1 923,71
Membership dues	137,50	0,00
Software maintenance	133,91	0,00
Training and development	0,00	3 816,76
Fees and charges	0,00	2 240,00
Various operating expenses	0,09	27,37
	508 311,16	404 074,31

6.	Subtotal of items 1 through 5 (Operating result)	2020	EUR	-468 049,08
		2019	EUR	-921 197,98

7.	Other interest and similar income
Composition:

	2020	2019
	EUR	EUR
Interest income from bank balances	34,31	70,40
Interest income from discounting of long-term provisions	0,00	24 346,27
	34,31	24 416,67

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	13

Notes on the balance sheet and income
Panoptes Pharma Ges.m.b.H.	statement

8.	Interest and similar expenses

Composition:

	2020	2019
	EUR	EUR
Interest expense non-current provisions	64 762,57	0,00
Interest on loans	4 152,00	8 327,00
	68 914,57	8 327,00

9.	Subtotal from items 7 through 8 (Financial result)	2020	EUR	-68 880,26
		2019	EUR	16 089,67

10.	Earnings before taxes (Total from items 6 and 9)	2020	EUR	-536 929,34
		2019	EUR	-905 108,31

11. Taxes on income
Composition:

	2020	2019
	EUR	EUR
Corporate income tax	1 000,00	875,00

12.	Earnings after taxes	2020	EUR	-537 929,34
		2019	EUR	-905 983,31

13.	Net loss for the year	2020	EUR	-537 929,34
		2019	EUR	-905 983,31

14. Release of capital reserves
Composition:

	2020	2019
	EUR	EUR
Release of other (unrestricted) reserves	0,00	2 561 963,93

15.	Loss carried forward from previous year

Composition:

	2020	2019
	EUR	EUR
Loss carried forward from the previous year	-3 255 628,38	-4 911 609,00

16.	Accumulated loss	2020	EUR	-3 793 557,72
		2019	EUR	-3 255 628,38